                                                                  EXHIBIT 23.3



                                       June 10, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

         We hereby consent to the inclusion of this firm under the section "Experts" in Amendment No. 1 to Form S-1 of Influence, Inc.


                                       Very truly yours,



                                       /s/ Levisohn, Lerner, Berger & Langsam
                                       --------------------------------------
                                       Levisohn, Lerner, Berger & Langsam